SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                       Securities and Exchange Act of 1934

Date of Amendment: July 26, 2002
Date of Report (Date of earliest event reported): July 22, 2002


                         COEUR D'ALENE MINES CORPORATION
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             (Exact name of Registrant as specified in its charter)


             Idaho                         1-8641              82-0109423
  ----------------------------          ------------          --------------
  (State or other jurisdiction          (Commission           (IRS Employer
        of incorporation)               File Number)          Identification
                                                                  Number)

     400 Coeur d'Alene Mines Bldg.
     505 Front Avenue
     Coeur d'Alene, Idaho                              83814
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(Address of principal executive offices)             (zip code)


Registrant's telephone number, including area code: (208) 667-3511
                                                    --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant.
         ---------------------------------------------

     On July 22, 2002, Coeur d'Alene Mines Corporation (the "Company") advised the firm of Arthur Andersen LLP ("AA") that AA would no longer serve as the Company's independent accounting firm. AA had served in that capacity since October 1999. The Company's determination reflected the fact that on June 15, 2002, the Securities and Exchange Commission announced that AA had informed the Commission that it will cease practicing before the Commission by August 31, 2002.

     During the years ended December 31, 2000 and 2001, and the subsequent interim period preceding such dismissal of AA, there were no disagreements between the Company and AA on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of AA, would have been referred to in their reports. AA's reports on the Company's financial statements for the years ended December 31, 2000 and 2001, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that AA's report dated February 15, 2002, included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, was modified to reflect an uncertainty regarding the Company's ability to continue as a going concern.

     On July 22, 2002, the Company engaged the independent accounting firm of KPMG LLP ("KPMG") to serve as its new auditing firm.

     During the years ended December 31, 2000 and 2001, and the subsequent interim period, the Company did not consult with KPMG regarding either: (i) the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements; or
(ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Form 8-K) or a reportable event (as defined in Item 304(a)(1)(v) of Form 8-K).

     The decision to change independent accountants was approved by the Audit Committee of the Company's Board of Directors.

     Although the Company has made reasonable efforts to obtain a letter from AA indicating its agreement or disagreement with the statements made by the Company in this Form 8-K, the letter cannot be obtained from AA and, in accordance with SEC Release Nos. 33-8070 and 34-45590, "Requirements for Arthur Andersen LLP Auditing Clients," such a letter from AA is not attached as an exhibit to this Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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     None

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            COEUR D'ALENE MINES CORPORATION
                                            (Registrant)


Dated: July 26, 2002                        By:  /s/ Geoffrey A. Burns
                                               ---------------------------------
                                                 Geoffrey A. Burns
                                                 Senior Vice President and
                                                 Chief Financial Officer